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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                   FORM 8-K/A
                                   ----------

                           AMENDMENT TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 30, 2005
                                                         -----------------

                        ARPEGGIO ACQUISITION CORPORATION
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                   000-50781                 20-0953973
-------------------------------- ----------------------   ----------------------
 (State or Other Jurisdiction        (Commission               (IRS Employer
       of Incorporation)             File Number)            Identification No.)

       10 East 53rd Street, 35th Floor, New York, New York          10022
------------------------------------------------------------     -----------
             (Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code:  (212) 319-7676
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[x]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

ARPEGGIO ACQUISITION CORPORATION ("ARPEGGIO") IS HOLDING PRESENTATIONS FOR
CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN
PURCHASING ARPEGGIO SECURITIES, REGARDING ITS MERGER WITH HILL INTERNATIONAL,
INC., AS DESCRIBED IN THE CURRENT REPORT ON FORM 8-K OF ARPEGGIO DATED DECEMBER
5, 2005. SUCH CURRENT REPORT AND THIS AMENDMENT TO THAT CURRENT REPORT,
INCLUDING SOME OR ALL OF THE EXHIBITS THERETO AND HERETO, WILL BE DISTRIBUTED TO
PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. ("EBC"), THE MANAGING UNDERWRITER OF ARPEGGIO'S INITIAL
PUBLIC OFFERING ("IPO") CONSUMMATED IN JUNE 2004, IS ASSISTING ARPEGGIO IN THESE
EFFORTS WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF ITS OUT-OF-POCKET
EXPENSES. ARPEGGIO AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE
DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECAL MEETING
OF ARPEGGIO STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER.

STOCKHOLDERS OF ARPEGGIO AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN
AVAILABLE, ARPEGGIO'S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT
IN CONNECTION WITH ARPEGGIO'S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING
BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS
CAN ALSO READ ARPEGGIO'S FINAL PROSPECTUS, DATED JUNE 24, 2004, FOR A
DESCRIPTION OF THE SECURITY HOLDINGS OF THE ARPEGGIO OFFICERS AND DIRECTORS AND
OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS
BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO
STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER.
STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY
STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: ARPEGGIO ACQUISITION
CORPORATION, 10 EAST 53RD STREET, 35TH FLOOR, NEW YORK, NEW YORK 10022. THE
PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND
THE FINAL PROSPECTUS CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND
EXCHANGE COMMISSION'S INTERNET SITE (http://www.sec.gov).

                                       2

 ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 5, 2005, Arpeggio Acquisition Corporation ("Arpeggio")
entered into an Agreement and Plan of Merger ("Merger Agreement") with Hill
International, Inc. and all of its current stockholders ("Stockholders")
providing for the merger of Hill International, Inc. with and into Arpeggio.
Arpeggio will be the surviving corporation in the merger and will change its name to "Hill International, Inc."

         Pursuant to the Merger Agreement, as signed on December 5, 2005, the form of Voting Agreement to be entered into among the Stockholders, Arpeggio and certain stockholders of Arpeggio provided that, upon consummation of the merger, the board of directors of Arpeggio would be increased to nine members, of whom six (including Messrs. Irvin and David Richter) were to be designated by the
Stockholders, and three were to be designated by the stockholders of Arpeggio that will be parties to the Voting Agreement. On December 30, the Merger
Agreement was amended to change the form of Voting Agreement to provide that the board of directors of Arpeggio will be increased to seven members rather than nine, of whom five (including Messrs. Irvin and David Richter) will be designated by the Stockholders and two will be designated by the stockholders of Arpeggio (such designees initially to be Eric S. Rosenfeld, Arpeggio's current Chairman, Chief Executive Officer and President, and Arnaud Ajdler,
Arpeggio's current Chief Financial Officer and Secretary). Schedule 5.2 to the
Merger Agreement was also changed by the amendment to reduce from five to three the number of persons to be designated by the parties to the Voting Agreement in addition to Messrs. Irvin and David Richter, Rosenfeld and Ajdler.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)  Exhibits:

Exhibit    Description
-------    -----------

10.8       Amendment No. 1, dated December 30, 2005, to Merger Agreement dated December 5, 2005 among Arpeggio Acquisition Corporation,
           Hill International, Inc. and the Stockholders of Hill
           International, Inc. (including, as an exhibit thereto, revised form of Voting Agreement among Arpeggio Acquisition Corporation, the stockholders of Hill International, Inc. and certain security holders of Arpeggio Acquisition Corporation).

99.4       Press Release of Arpeggio Acquisition Corporation dated January
           3, 2006 (including certain unaudited consolidated financial statements of Hill International, Inc. and its subsidiaries correcting the unaudited financial statements filed as Exhibit
           99.2 to the Current Report on Form 8-K of Arpeggio Acquisition
           Corporation dated December 5, 2005).

99.5       Revised Form of Slide Show Presentation.

                                       3

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 4, 2006         ARPEGGIO ACQUISITION CORPORATION

                                 By: /s/ Eric Rosenfeld
                                    --------------------------------------
                                 Name:   Eric Rosenfeld
                                 Title:  Chairman of the Board
                                         and Chief Executive Officer

                                       4